EXHIBIT 32.1

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT AND
18 U.S.C. SECTION 1350

                I, James R. Craigie, Chief Executive Officer of Church & Dwight Co., Inc. (the “Company”), hereby certify that, based on my knowledge:

                1.     The Company’s Quarterly Report on Form 10-Q for the quarter ended March 28, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James R. Craigie
James R. Craigie
Chief Executive Officer

Dated:	May 6, 2008